UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: June 29, 2006
(Date of earliest event reported)


               Wells Fargo Mortgage Backed Securities 2006-8 Trust
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           (Exact name of issuing entity as specified in its charter)


                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)


                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)


      New York                      333-129159-14                Applied For
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(State or other jurisdiction    (Commission File No.            (IRS Employer
     of incorporation            of issuing entity)           Identification No.
    of issuing entity)                                        of issuing entity)


      7430 New Technology Way, Frederick, Maryland                  21703
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Address of principal executive offices                            (Zip Code)


Depositor's telephone number, including area code         (301) 846-8881
                                                   -----------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

           (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description
-----------------                    -----------

      (5.1)                          Legality Opinion of Cadwalader, Wickersham
                                     & Taft LLP.

      (8.1) Tax Opinion of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5.1).

      (23.1) Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5.1)

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WELLS FARGO ASSET SECURITIES CORPORATION

June 29, 2006

                                       /s/ Bradley A. Davis
                                       --------------------------------
                                       Bradley A. Davis
                                       Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------

      (5.1)               Legality Opinion of Cadwalader,               E
                          Wickersham & Taft LLP.

      (8.1)               Tax Opinion of Cadwalader, Wickersham         E
                          & Taft LLP (included as part of
                          Exhibit 5.1).

      (23.1)              Consent of Cadwalader, Wickersham &           E
                          Taft LLP (included as part of Exhibit
                          5.1)